UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 7, 2024
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OneSpan Inc.
(Exact name of registrant as specified in charter)
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Delaware	000-24389	36-4169320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1 Marina Park Drive, Unit 1410
Boston, Massachusetts 02210
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (312) 766-4001
N/A
(Former name, former address and former fiscal year, if changed since last report)
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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	OSPN	NASDAQ
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 5.07 Submission of Matters to a Vote of Security Holders
On June 7, 2024, OneSpan Inc. (the “Company”) held its 2024 annual meeting of stockholders (the “2024 Annual Meeting”).
At the close of business on April 9, 2024, the record date for the determination of stockholders entitled to vote at the 2024 Annual Meeting, there were 37,845,159 shares of Company common stock outstanding. At the 2024 Annual Meeting, 32,582,283 shares of Company common stock were present in person or by proxy. Set forth below is information regarding the votes cast for each proposal:

1.
To elect seven directors to serve on the board of directors of the Company until the 2025 annual meeting of stockholders, until their successors are duly elected and qualified or until their earlier death, resignation or removal. Based on the votes set forth below, each of the seven director nominees was duly elected.

	Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
Marc Boroditsky	27,364,753	357,952	11,163	4,848,415
Garry Capers	22,925,015	4,792,892	15,961	4,848,415
Sarika Garg	27,053,545	675,680	4,643	4,848,415
Marianne Johnson	25,902,492	1,820,467	10,909	4,848,415
Michael McConnell	25,255,879	2,466,731	11,258	4,848,415
Alfred Nietzel	27,400,189	328,841	4,838	4,848,415
Marc Zenner	27,453,844	275,189	4,835	4,848,415

2.	To approve, on an advisory (non-binding) basis, the Company’s named executive officer compensation. Based on the votes set forth below, the Company’s stockholders voted to approve this proposal.

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
20,200,023	7,321,769	212,076	4,848,415

3.
To ratify, on an advisory (non-binding) basis, the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2024. Based on the votes set forth below, the Company’s stockholders voted to approve this proposal.

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
30,157,702	2,409,873	14,708	—

ITEM 9.01 Financial Statements and Exhibits
(d) Exhibits.

Number	Description
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 7, 2024	OneSpan Inc.

/s/ Lara Mataac
Lara Mataac
General Counsel